SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2000



                         TEL-VOICE COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                    0-29743                    88-0409143
            ------                    -------                    ----------
  (State of Incorporation)    (Commission File Number)         (IRS Employer
                                                            Identification No.)

                   7373 East Doubletree Ranch Road, Suite 200
                            Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip Code)


                                 (480) 368-8080
              (Registrant's telephone number, including area code)


                       16133 Ventura Boulevard, Suite 635
                            Encino, California 91436
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     On June 30, 2000 Tel-Voice Communications, Inc. (the "Registrant") entered into a Stock Purchase Agreement and Plan of Reorganization with SDC, Inc. ("SDC"), a Nevada corporation whereby Registrant acquired 100% of the issued and outstanding share of common stock of SDC. This transaction was approved by the unanimous consent of the Board of Directors of the Registrant. For accounting purposes this transaction is being accounted for as a reverse merger as the stockholders of SDC will own a majority of issued and outstanding shares of common stock of the Registrant and the management team of SDC will hold a majority of the management positions of the Registrant and will appoint a majority of Board of Directors. The Registrant issued 4,376,895 shares of common stock in exchange for all the issued and outstanding shares of SDC. Prior to the transaction there were 1,121,000 of the Registrant's common stock that were issued and outstanding. Upon completion of the transaction there were 5,497,895 of the Registrants's common stock issued and outstanding.

     A copy of the Stock Purchase Agreement and Plan of Reorganization is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein.

     The following table contains information regarding the number of shares beneficially owned by the Registrant's current directors and executive officers (after effect of this transaction) and those persons or entities who beneficially own more than 5% of its common stock.


                                        Number of Shares     Percent of Common
                                        of Common Stock      Stock Beneficially
   Name                                 Beneficially Owned       Owned (1)
   ----                                 ------------------   ------------------
   Jay Budd
   7373 East Doubletree Ranch Road
   Suite 200
   Scottsdale, AZ  85258                  3,400,000 (2)            61.8%

   Kevin Pickard
   28245 Avenue Crocker
   Suite 220
   Valencia, CA  91355                      466,000 (3)             8.1% (4)


(1) The following percentages are based upon 5,497,895 shares of the Registrant issued and outstanding.

(2) Includes 3,000,000 owned by the Budd Family Limited Partnership which Mr. Budd claims beneficial ownership.

(3) Includes 233,000 options to purchase common stock at $0.25 per share that vest on July 1, 2001.

(4) Percentage is based on 5,730,895 outstanding assuming the 233,000 options are exercised.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     The shares of the Registrant's issued in this transaction was negotiated between Registrant and SDC. In evaluating SDC as a candidate for the proposed transaction, Registrant used criteria such as the value of the technology assets and relationships established by SDC, SDC ability to attract major organizations to use its technology in establishing a secured Intranet within the organization and the experience of SDC's management team in the telecommunication and Internet industries. In evaluating Registrant, SDC placed a primary emphasis on Registrant's status as a reporting company under the Section 12(g) of the Act and Registrant's facilitation of SDC becoming a wholly owned subsidiary and taking over control of a reporting company under the Act.


BUSINESS

Company
-------
SDC was incorporated in the State of Nevada on April 19, 1999 to engage in any lawful corporate business, including but not limited to, the developed business plan, which provides private electronic networks for labor unions and integrated communities, both of which include subscribers of the unions and communities. SDC will provide the hardware, software and technical support required to set up and maintain the networks. Its principal place of business is 7373 E. Doubletree Ranch Rd., Suite 200, Scottsdale, AZ 85258.

SDC is the first all-inclusive telecom, video, Internet, entertainment and security provider, as described more fully below (see "Plan of Operation"). We are in the business of enhancing the lives of our subscribers, who benefit from the added value of high-quality services and a fully integrated system made available by a single company. Subscribers are afforded the luxury of accessing these services using state-of-the-art technology that includes hardware, software and network connectivity. Consequently, SDC provides market penetration and incremental revenue for our alliance partners. Multinational Fortune 500 companies, in conjunction with a select project management team, provide our operations and on-site service. SDCs door-to-door service and warrantee repair will be unsurpassed by any other companies offering similar services. SDC's financial model is predicated on transaction revenue and subscriber fees. In fact, only minimal cash flow is actually generated through consumer-direct equipment sales.

PLAN OF OPERATION

           NOTE REGARDING PROJECTIONS AND FORWARD LOOKING STATEMENTS

This statement includes projections of future results and "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). All statements that are included in this filing, other than statements of historical fact, are forward-looking statements. Although Management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations are disclosed in this Statement, including, without limitation, in conjunction with those forward-looking statements contained in this Statement.


SDC's management team includes experts in the fields of telecommunications, technology, Internet protocols, interactive programming, marketing, and finance. Our senior executives are experienced in managing virtual companies, and have many successes to their collective credit. One of our goals is to keep our staff count to a minimum by using contract labor and consultants. We believe that the structure of SDC positively influences performance and nurtures the strengths of our management team and support staff.

Telecommunications & Entertainment
----------------------------------
SDC offerings to its subscribers will include voice and video services that are unparalleled in today's marketplace. In keeping with the philosophies that serve as the foundation of SDC, telephone and television offerings will be consolidated. Without compromising simple dial tone and cable access, one company with one vision can deliver all the telephony and video capabilities a home or office would need on an easy-to-use, yet high-tech, platform. This vision will be carried out via the SmartFone and SmartCable services. SDC features satellite quality and content using a standard cable connection. "Open" channels can be used to offer special education and craft-related content to our subscribers, and no reception dish is needed. We are the "cable company". As such, we can introduce content that is friendly to our markets, and revenue generating for SDC and its partners. With the near limitless capabilities of the SmartFone, SDC's telecommunications offerings can be as varied as the particular market demands. Key features of the SmartFone interactive device include, but are not limited to:

Total Voice Services
--------------------
Local and long distance telephone service will be provided at reduced rates. Multiple-user voice mail ("v-mail") is provided, allowing up to 3 users per unit. Message notification is customized, including distinguishable tones for external vs. inter-community v-mail.

Address Book
------------
Personal contacts as well as preloaded entries will be stored, offering subscribers instant access to front desk, maintenance, life safety providers and other special service hotlines.

Calendar
--------
A virtual date planner will allow subscribers to schedule activities and appointments directly on the telephone while completing a voice call. This enables the user to actually load the date, as it is committed, during a call. Special dates for community activities will be preloaded.

Memo Pad
--------
The  touch-screen   capability  of  the  smartfone  makes  this  feature  highly progressive by allowing write-on-screen note taking. The memo pad also boasts 8 colors and a variable-width stylus.

Call Log & Speed Dialing
------------------------
The SmartFone will include an on-screen dialer, allowing the user to log incoming and outgoing call details (such as time and date of call) as well as saving his or her own "favorite" numbers as speed dial shortcuts.

Addressable
-----------
All of SDC's telecommunication devices are fully addressable. The SmartFone functions can identify not only the associated community or group, but also the individual subscriber.

Implementation of the SDC system empowers the SmartFone as a highly adaptable and flexible device. In the same vein, SDC will offer limitless content and satellite-quality picture (no dish required) using existing infrastructure. With the SDC set-top box, subscribers will choose from 500 open television channels offering local broadcast programming, games, pay per view, pay per use, satellite-quality and community targeted programming (local sports, events, etc.) Future directives will allow our subscribers to experience interactive television using the SmartFone.

Internet/Intranet
-----------------
At the core of SDC's business is its advanced, community Intranet. This private network will showcase SDC's fundamental goal of providing high quality entertainment and communications content in a simple and unassuming fashion. "Point-and-click" capability is the underlying principle on which the internal network is modeled. Whatever service or information the subscriber is looking for can be found just a couple of screens away from the SmartFone Home Page. The "guessing" usually encountered while surfing the World Wide Web is, thereby, eliminated.

The SDC Intranet will be a private network, available only to our subscribers. It will incorporate several levels of redundancy to allow for constant, dedicated service.

Living and working on-line using the Internet raises many security issues that can be immediately avoided by way of private networking. This advantage is given to SDC subscribers. Our private network will incorporate a double-firewall system, so that users have only one door into the network and one door out. Logging onto the system will make all of SDC's services instantly available.

As the name suggests, SDC is also a "dot com" company. Once logged off the community network, subscribers may access the Internet over a high-speed connection. They can utilize both group-specific internal messaging and global email over the Internet.

The gateway to it all is the SmartFone. If you can use a telephone, you can shop, chat, learn, or surf on our dedicated, private network. Subscribers enjoy the benefit of exclusive network content and global Internet service.

Security
--------
SDC is dedicated, through our exclusive services and technologies, to enriching the lives of our subscribers. As such, our integrated community homeowners are also provided with a state-of-art security system. Our security services include access control, CCTV surveillance, and in-suite security systems. Emergency communications and life safety systems are inherent features of every solution. The SDC control center supplies all of the community's monitoring and real time support.

Our security system architecture includes proprietary and non-proprietary hardware, customized and standard software. It is designed to be unassuming while still functioning at the highest level of home and personal safety.

Expert consultants begin the solution design with a security reference report, followed by implementation of a hardware scheme, and completed with professional installations.

E-Commerce
----------
SDC's community network will meet all of the consumer demands that are currently fueling web-based e-commerce. In practice, subscriber group and community profiles allow SDC to exceed any conventional market offerings. Through the collective ability to provide high-end services, developers, labor networks, and business networks all participate in revenue sharing with SDC.

When subscribers utilize the SDC Intranet, their financial transactions cannot be compromised. An accredited FDIC-insured financial institution will manage all settlements, and all transactions are routed through encrypted, cached server architecture. The Company is acquiring an institution to handle the transactions. The system is closed, private, and therefore, totally secure.

Subscriber-Based
----------------
All SDC services will be designed with a subscriber-based audience in mind. The ability to connect various devices and technologies to a collective, private network produces a marketable advantage for our members. SDC subscribers can activate single-sourced offerings on the go, at home, and on the job.

Subscribers enjoy all the benefits and possibilities afforded by membership in a customized, private network. Rather than having to track multiple telecom and entertainment invoices, our subscribers receive a consolidated statement, encompassing all transaction fees and monthly charges. Members can even earn $martDollars, giving them access to applications (offerings) at a reduced rate.

The relationship between a customer and their technology provider is an important one. The advantages to making that relationship subscriber-based are impressive. As the subscriber base expands, the revenue generated by SDC for itself and its partners grows incrementally. This value is inherent in SDC, and may be recognized as a strong purchase opportunity for telephone, cable, and Internet companies. The subscriber feels SDC's value in the quality of offerings, ease-of-use, consolidated service sourcing, and affordability.

Intellectual Property & Technology
----------------------------------
SDC is postured to take advantage of current as well as future technological and proprietary offerings. This is partially because our internal network connects devices that conform to the familiar standard of telephone and cable ports. However, we are equally committed to the ongoing acquisition of relevant intellectual properties and exclusive distribution agreements for the latest technological appliances. We are our own vehicle for seeking our high-end technology and delivering the resulting gadgets to our subscribers in a user-friendly package.

Since new peripheral devices can be simply and quickly integrated into the system, the kind of services available to SDC subscribers evolves in concert with the latest technology as it becomes available. In this way, SDC can continuously enhance everyday living for its subscribers.

The benchmark on which these principles are based is SDC's La Jolla Project. This is the flagship model for integrated communities which is an existing condominimum project being redesigned and already in progress. It incorporates all of SDC's initiatives in a very secure living environment. The SmartFone is the centerpiece of the group offerings with our internal and security network as the backbone. This community model is currently the only one of its kind, and completely proprietary to SDC.

The future of SDC is based on our inventory of intellectual property, and the ability to implement the tangible end products. The patent and copyright processes that establish our designs as proprietary are continuously factored into our financial projections and cash flow summary. There are no licenses required.

PROPERTY

     SDC's offices are located at 7373 E. Doubletree Ranch Rd., Suite 200, Scottsdale AZ 85258. SDC has occupied this office space since March 1, 2000 and pays $1,000 per month for office space rental.


LITIGATION

     There is no outstanding litigation in which the SDC is involved and the SDC is unaware of any pending actions or claims against it.


EMPLOYEES

     SDC currently employs 2 full-time employees and 1 part-time employee. SDC subcontracts as many tasks as possible to outside third parties.


MANAGEMENT

     The executives of the SDC (and subsequently the Registrant) are as follows:

         Name                       Age          Position
         ----                       ---          --------

         Jay H. Budd                 44          President/Director

         Kevin F Pickard             36          CFO/Director

         Brandon Budd                24          Secretary

Jay H. Budd; President/Director

     o    More than 10 years of strategic consulting experience

     o Has focused on development of interactive transaction-based content programs delivered both through public access and in-home devices

     o Consulted for leading telecommunications clients such as MCI, Northern Telecom, Bell Canada Enterprises, Erickson, Turner Broadcasting, AEGIS, Royal Bank of Canada, Hong Kong Shanghai Bank, as well as a host of leading cable companies

Kevin F. Pickard; CFO/Director

     o    CPA  with  more  than  12  years  experience   working  with  emerging
          companies.

     o 1987 to 1996: Staff accountant to Senior Manager with Coopers & Lybrand, L.L.P. (currently PricewaterhouseCoopers LLP)

     o    1996 to 1998: Partner with Singer Lewak Greenbaum & Goldstein LLP

     o    1998 to 2000: Owner of Pickard & Company, CPA's, P.C.

     o Involved in five IPOs and numerous private placement offering over the past four years.

     o Bachelor of Science in Accounting and Master of Accountancy from Brigham Young University

Brandon Budd; Secretary

     o    Project  and  Engineering  coordinator  for  SMARTDOTCOM,   Inc.  from
          November 1999 to present.

     o Network Administrator, Director of Information Technologies including e-business, Internet ventures, web site creation, database architecture and design for TAG-One Inc. from September 1999 until May 2000.

     o    Test/design engineer for Bombardier Aerospace (May `97-Aug. '98).

     o Bachelor of Applied Science (and Engineering) in Aerospace Engineering (Division of Engineering Science) from University of Toronto; 3.22 GPA; Graduated June 1999.


Eric Manlunas; Director

     o Founder and Director of Sitestar Corporation since October of 1998, serves as the Company's Chairman of the Board since July 1999.

     o Since 1995, Mr. Manlunas has managed Gateway Holdings, Inc., a private equity fund based in Los Angeles.

     o 1992 to 1995: Associate with Arthur Andersen LLP's Retail Management Consulting division.

     o Mr. Manlunas also serves as Director for MenuDirect, Inc., a Delaware corporation, and Xcel Medical Pharmacy, a California corporation.

     o Bachelor of Science degree in Journalism from Florida University and a Masters of Business Administration degree from Pepperdine University.

Sheldon J. Epstein; Director

     o    CPA and partner with Gaintner, Bandler, Reed, PLC.

     o    30 years accounting experience

     o    Over 20 years as partner in a "Big 6" firm

     o    Director of NYSE listed company


EXECUTIVE COMPENSATION

     SDC has paid no cash compensation to any of its executive officers, and will not do so until the SDC begins substantial operations at which time Mr. Budd will be paid $275,000 annually and Mr. Pickard will be paid $90,000 annually. Mr. Pickard does not currently devote 100% of his time to SDC. There are stock and option plans being developed for the future. Directors do not receive compensation for services on the Board of Directors.


RISK FACTORS RELATING TO SDC BUSINESS

     SDC has only recently begun operations, and is entering into an area with impressive growth potential, but with real risk factors as well. These factors include the following:

     LACK OF PRIOR OPERATIONS AND EXPERIENCE

          SDC is newly organized, has no significant assets, and has no revenues from operations. There can be no assurance that SDC will operate at a profitable level in the future, or that SDC will generate revenues.


     COMPETITION

          SDC may experience substantial competition in its efforts to attract retail merchants and customers. Other providers, many of whom have greater experience, resources, and managerial capabilities than the Company, are in a better position to obtain access to attractive clientele. SDC hopes to minimize this risk by seeking a specific niche in the Internet marketplace.

     SUCCESS OF MANAGEMENT

          Any potential investment should be evaluated in light of: (i) the limited diversification of the venture capital opportunities afforded to SDC, (ii) the high-risk nature and limited liquidity of SDC, and (iii) SDC's ability to utilize funds for the successful development and distribution of revenues as derived by the revenues received by SDC's yet undeveloped portfolio of clients, and any new potentially profitable ventures, among other things. SDC can offer no assurance that any particular client and/or property under its management contract will become successful.

     LACK OF DIVERSIFICATION

          The size of SDC makes it unlikely that SDC will be able to commit its funds to the acquisition of any major accounts until SDC has a more well established track record, and SDC may not be able to achieve the same level of diversification as larger entities engaged in this type of business. The lack of diversification may make the value of SDC's proposed shares dependent on the success of a relatively few and perhaps even one client.

     CONFLICTS OF INTEREST

          The officers and directors have other interests to which they devote substantial time and each will continue to do so notwithstanding the fact that management time may be necessary to the business of SDC. As a result, certain conflicts of interest exist and will continue to exist between SDC and its officers and directors which may not be susceptible to resolution. Conflicts of interest may arise in the area of corporate opportunities which can only be resolved through exercise by the officers and directors of such judgment as is consistent with their fiduciary duties to SDC. It is the intention of management, so as to minimize any potential conflicts of interest, to present first to SDC's Board of Directors any proposed investments for its evaluation.

     ADDITIONAL FINANCING REQUIRED

          The funds available to SDC may not be adequate for it to be competitive in the industry. There is no assurance that additional funds will be available from any source when needed by SDC for expansion; and, if not available, SDC may not be able to expand its operation as rapidly as it could if such financing were available. Financing could come in the form of debt/preferred stock or a private placement of common stock. If additional shares were issued to obtain financing, investors in this offering would suffer a dilutive effect on their percentage of stock ownership in SDC. However, the book value of their shares would not be diluted, provided additional shares are sold at a price greater than that paid by investors in this offering.

     ABSENCE OF CASH DIVIDENDS

          The Board of Directors does not anticipate paying cash dividends on the Common Stock for the foreseeable future and intends to retain any future earnings to finance the growth of SDC's business. Payment of dividends, if any, will depend, among other factors, on earnings, capital requirements and the general operating and financial condition of SDC as well as legal limitations on the payment of dividends out of paid-in capital.



ITEM 5. OTHER EVENTS

     Resignation of Directors and Executive Officers

     Upon the closing of this transaction, the officers and directors of the Registrant resigned and were replaced with the officers and directors of SDC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.












                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                                SMARTDOTCOM, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS







                                                                   PAGE

INDEPENDENT AUDITORS' REPORT                                        13

BALANCE SHEET                                                       14

STATEMENT OF OPERATIONS                                             15

STATEMENT OF STOCKHOLDERS' DEFICIENCY                               16

STATEMENT OF CASH FLOWS                                             17

NOTES TO FINANCIAL STATEMENTS                                       18-22

                          INDEPENDENT AUDITORS' REPORT




TO THE BOARD OF DIRECTORS OF SMARTDOTCOM, INC.:

     We have audited the accompanying balance sheet of Smartdotcom, Inc. (A Development Stage Company) as of December 31, 1999 and the related statement of operations, stockholders' deficiency and cash flows for the period from April 19, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and its cash flows for the period from April 19, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter is also discussed in
Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                 MERDINGER, FRUCHTER ROSEN & CORSO, P.C.
                                 Certified Public Accountants

Los Angeles, California
March 29, 2000

                                SMARTDOTCOM, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

                                                                    December 31,
                                                                        1999
                                                                  --------------
          ASSETS
     CURRENT ASSETS
       Cash and cash equivalents                                  $       2,424
       Stock subscription receivable                                      5,000
                                                                  --------------
          TOTAL CURRENT ASSETS                                    $       7,424
                                                                  ==============

          LIABILITIES AND STOCKHOLDERS' DEFICIENCY
      CURRENT LIABILITIES
       Accounts Payable                                           $           -
       Stockholders Advances                                            148,208
                                                                  --------------

     STOCKHOLDERS' DEFICIENCY
       Common stock, $0.001 par value;
         25,000,000 shares authorized;
         4,180,000 shares issued and outstanding                          4,180
       Additional paid-in-capital                                       222,044
       Deficit accumulated during
         the development stage                                         (367,008)
                                                                  --------------
          TOTAL STOCKHOLDERS' DEFICIENCY                               (140,784)
                                                                  --------------

          TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY          $       7,424
                                                                  ==============


    The accompanying notes are an integral part of the financial statements

                                SMARTDOTCOM, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS


                                                              For the Period
                                                              from April 19,
                                                             1999 (inception)
                                                              to December 31,
                                                                  1999
                                                             ----------------

     REVENUE                                                 $             -

     GENERAL AND ADMINISTRATIVE EXPENSES                             367,008
                                                             ----------------

     LOSS FROM OPERATIONS                                           (367,008)

     PROVISION FOR INCOME TAXES
                                                                           -
                                                             ----------------

     NET LOSS                                                $      (367,008)
                                                             ================

     NET LOSS PER COMMON SHARE - basic and diluted           $         (0.13)
                                                             ================

     WEIGHTED AVERAGE NUMBER OF COMMON SHARES
     OUTSTANDING - basic and diluted                               2,742,162
                                                             ================



     The accompanying notes are an integral part of the financial statements

                                SMARTDOTCOM, INC.
                          (A Development Stage Company)
                      STATEMENT OF STOCKHOLDERS' DEFICIENCY


                                                                                            Deficit
                                                                                           Accumulated
                                                        Common Stock        Additional      During the        Total
                                                -------------------------     Paid-In        Development   Stockholders'
                                                   Shares       Amount        Capital          Stage        Deficiency
                                                -----------    ----------   -----------    -------------   -------------


  Balance, April 19, 1999                               -      $      -     $       -      $       -       $      -

    Issuance of shares for business
      plan on 04/19/99 at $0.05                  4,000,000         4,000       177,224             -          181,224

    Issuance of shares for cash
      10/14/99 at $0.25                             50,000            50        12,450             -           12,500

      10/27/99 at $0.25                             25,000            25         6,225             -            6,250

      11/08/99 at $0.25                             25,000            25         6,225             -            6,250

      12/12/99 at $0.25                             60,000            60        14,940             -           15,000

      12/13/99 at $0.25                             20,000            20         4,980             -            5,000


    Net Loss                                             -             -             -      ( 367,008)      ( 367,008)
                                                -----------    ----------   -----------    -------------   -------------


  Balance, December 31, 1999                     4,180,000     $   4,180    $  222,044     $( 367,008)     $( 140,784)
                                                ===========    ==========   ===========    =============   =============


    The accompanying notes are an integral part of the financial statements

                                SMARTDOTCOM, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                             For the Period
                                                             from April 19,
                                                             1999 (inception)
                                                             to December 31,
                                                                  1999
                                                             ----------------

 CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                                $   (367,008)
      Shares issued for services rendered                          181,224
       Increase in stockholder advances                            148,208
                                                              -------------
        NET CASH USED IN OPERATING ACTIVITIES                      (37,576)
                                                              -------------

 CASH FLOWS FROM FINANCING ACTIVITIES -
      Issuance of common stock for cash                             40,000
                                                              -------------

 NET INCREASE IN CASH AND CASH EQUIVALENTS                           2,424


 CASH AND CASH EQUIVALENTS - beginning of year                         -
                                                              -------------

 CASH AND CASH EQUIVALENTS - ending of year                   $      2,424
                                                              =============



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

     For the period from April 19, 1999 (inception) to December 31, 1999, the Company paid no interest or income taxes.

NON-CASH INVESTING AND FINANCING TRANSACTIONS:

     Upon its formation, the Company issued 4,000,000 shares of its common stock to a founding stockholder of the Company. The shares were valued at $181,224, which relates to the stockholder's actual out-of-pocket costs to develop the Company's business plan.

     In conjunction with the Company's private placement of its common stock, the Company issued 20,000 shares with an aggregate value of $5,000 on subscription, which was received in 2000.


    The accompanying notes are an integral part of the financial statements

                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

          Nature of Operation

          Smartdotcom, Inc. (the "Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7. the Company was incorporated under the laws of the State of Nevada on April 19, 1999. Management has developed a business plan, which incorporates the Company to provide private electronic networks for labor unions and integrated communities, both of which include subscribers of the unions and communities. the Company will provide the hardware, software and technical support required to setup and maintain the networks.

          Basis of Presentation

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue. This factor raises substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

          Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

          o Management has begun the implementation of its business plan. Also, management expects that the Company will need approximately $900,000 over the next twelve months to sustain operations and implement the business plan.

          o Management is in the process of completing a $262,500 private placement for the issuance of up to 350,000 shares of the Company's common stock. These funds will be used to complete a public offering of its common stock to raise an additional $1,000,000.

          o Management believes that the $1,000,000 to be raised from a public offering of its common stock and the $95,000 raised subsequent to December 31, 1999 (see Note 5 - Subsequent Event) will be sufficient to cover the Company's expected cash flow needs over the next twelve months.

                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Use of Estimates
          ----------------
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and Cash Equivalents
          -------------------------
          the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          Concentration of Credit Risk
          ----------------------------
          the Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

          Income Taxes
          ------------
          Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

          Loss Per Share
          --------------
          the Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic loss per share ("Basic LPS") and diluted loss per share ("Diluted LPS"). The computation of Basic LPS is computed by dividing loss available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted LPS gives effect to all dilutive potential common shares outstanding during the period. The computation of Diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999, the Company has no securities that would affect loss per share if they were to be dilutive.

                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Comprehensive Income

          In June 1998, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of Comprehensive Income in the accompanying financial statements.

          Impact of Year 2000 Issue

          As of December 31, 1999, the Company does not have any computer systems or customers and suppliers; therefore, the issue of the year 2000 has no effect on the Company's current activities.

NOTE 2 - RELATED PARTY TRANSACTIONS

          The Company neither owns nor leases any real or personal property. A stockholder provides office space and services. These services are minimal and have not been accounted for in these financial statements.

          For the period from April 19, 1999 (inception) to December 31, 1999, the Company paid approximately $21,000 to a company owned by the majority stockholder of the Company and as of December 31, 1999 owed approximately $148,208 to this same company. These amounts were for expenditures paid by the related party on behalf of the Company.

NOTE 3 - STOCKHOLDERS' EQUITY

          Upon its formation, the Company issued 4,000,000 shares of the Company's common stock to the founding stockholder of the Company. The shares were valued at $181,224, which relates to the stockholders' actual out-of-pocket costs to develop the Company's business plan.

          In October 1999, the Company initiated a private placement of its common stock. Each subscriber received one share of the Company's common stock for $0.25. As of December 31, 1999, the Company issued 180,000 shares of its common stock for $45,000, of which $40,000 was collected in 1999 and the remaining $5,000 was collected in January 2000.

                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 4 -INCOME TAXES

          The components of the provision for income taxes for the period from April 19, 1999 (inception) to December 31, 1999, are as follows:

              Current Tax Expense
                  U.S. Federal                                 $           -
                  State and Local                                          -
                                                               --------------
              Total Current                                                -

              Deferred Tax Expense
                  U.S. Federal                                             -
                  State and Local                                          -
              Total Deferred                                               -

              Total Tax Provision (Benefit) from
               Continuing Operations                            $          -
                                                                =============

          The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

             Federal Income Tax Rate                                   34.0%
             Effect of Valuation Allowance                         (   34.0)%
                                                                    ---------
               Effective Income Tax Rate                                0.0%
                                                                    =========

          At December 31, 1999, the Company had net carryforward losses of approximately $367,000. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

                                SMARTDOTCOM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 4 - INCOME TAXES (Continued)

          Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 are as follows:

               Deferred Tax Assets
              Loss Carryforwards                                  $    125,000
              Less:  Valuation Allowance                           (   125,000)
                                                                  ------------
              Net Deferred Tax Assets                             $          -
                                                                  ============

          Net operating loss carryforwards expire starting in 2019.

NOTE 5 - SUBSEQUENT EVENT

          Private Placement
          -----------------

          Subsequent to December 31, 1999, the Company issued an additional 180,000 shares of common stock for proceeds of $45,000.

          In  April  2000,  the  Company  received  an  additional   $50,000  on
          subscriptions for 200,000 shares of its common stock (unaudited).

     (b)  Pro forma financial information.

                         Tel-Voice Communications, Inc.
                             Pro forma Balance Sheet
                              As of March 31, 2000

                                               Tel-Voice          SDC           Adjustments     Proforma
                                               ----------     -----------       -----------    ---------
     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                    $     -        $     9,901       $      -       $    9,901
                                               ----------     -----------       -----------    ----------
TOTAL CURRENT ASSETS                                 -              9,901              -            9,901

                                               ----------     -----------       -----------    ----------

OTHER ASSETS                                         -                  -               -             -
                                               ----------     -----------       -----------    ----------

TOTAL ASSETS                                   $     -        $     9,901       $      -       $    9,901
                                               ==========     ===========       ===========    ==========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
  Accounts payable                             $     -        $     9,123              -       $    9,123

  Stockholder advances                               -            103,208              -          103,208
                                               ----------     -----------       -----------    ----------
TOTAL CURRENT LIABILITIES
                                                     -            112,331              -          112,331
                                               ----------     -----------       -----------    ----------

STOCKHOLDERS' DEFICIENCY
  Common stock, $.001 par value;
    75,000,000 shares authorized
    1,121,000 (actual) and 4,833,842
    (pro forma) shares issued
    and outstanding                                 1,121            4,46  a)          (747)        4,834
Additional paid in capital                          4,484         291,764  a)        (4,858)      291,390
Deficit accumulated during development
 stage                                             (5,605)       (398,654) a)         5,605     (398,654)

                                               ==========     ===========       ===========    ==========
TOTAL LIABILITIES AND
 STOCKHOLDERS' DEFICIENCY                      $      -       $     9,901       $      -       $    9,901
                                               ==========     ===========       ===========    ==========

           See accompanying notes to pro forma financial information

                         Tel-Voice Communications, Inc.
                        Pro forma Statement of Operations
                    For the Three Months Ended March 31, 2000


                                               Tel-Voice          SDC           Adjustments     Proforma
                                               ----------     -----------       -----------    ---------

REVENUE                                        $    -         $     -           $      -       $     -

GENERAL AND ADMINISTRATIVE EXPENSES                 -              31,646              -          31,646
                                               ----------     -----------       -----------    ---------

LOSS FROM OPERATIONS                                -             (31,646)             -         (31,646)

PROVISION FOR INCOME TAXES                          -               -                  -             -
                                               ----------     -----------       -----------    ---------

NET LOSS                                        $   -         $   (31,646)      $      -       $ (31,646)
                                               ==========     ===========       ===========    =========

BASIC AND DILUTED LOSS PER SHARE                $   -                                          $   (0.01)
                                               ==========                                      =========

WEIGHTED AVERAGE SHARES OUTSTANDING             1,121,000                                      4,711,644
                                               ==========                                      =========

           See accompanying notes to pro forma financial information


                         Tel-Voice Communications, Inc.
                        Pro forma Statement of Operations
                      For the Year Ended December 31, 1999

                                               Tel-Voice          SDC           Adjustments     Proforma
                                               ----------     -----------       -----------    ---------

REVENUE                                        $    -         $     -           $      -       $     -

GENERAL AND ADMINISTRATIVE EXPENSES                 -             367,008              -         367,008
                                               ----------     -----------       -----------    ---------

LOSS FROM OPERATIONS                                -            (367,008)             -        (367,008)

PROVISION FOR INCOME TAXES                          -               -                  -             -
                                               ----------     -----------       -----------    ---------

NET LOSS                                        $   -         $  (367,008)      $      -       $(367,008)
                                               ==========     ===========       ===========    =========

BASIC AND DILUTED LOSS PER SHARE                $   -                                          $   (0.12)
                                               ==========                                      =========

WEIGHTED AVERAGE SHARES OUTSTANDING             1,121,000                                      3,116,004
                                               ==========                                      =========



           See accompanying notes to pro forma financial information

                         Tel-Voice Communications, Inc.
                    Notes to Pro forma Financial Information


On June 30, 2000 Tel-Voice Communications, Inc. (the "Registrant") entered into a Stock Purchase Agreement and Plan of Reorganization with SDC, Inc. ("SDC"), a Nevada corporation whereby Registrant acquired 100% of the issued and outstanding share of common stock of SDC. This transaction was approved by the unanimous consent of the Board of Directors of the Registrant. For accounting purposes this transaction is being accounted for as a reverse merger as the stockholders of SDC will own a majority of issued and outstanding shares of common stock of the Registrant and the management team of SDC will hold a majority of the management positions of the Registrant and will appoint a majority of Board of Directors.

The accompanying pro forma balance sheet as of March 31, 2000 assumes that the Merger of Tel-Voice Communications, Inc. and SDC. took place on March 31, 2000. The following adjustments are necessary to effect this transaction.

     a) To adjust the stockholders' equity section to reflect that SDC will be the operating entity in the future in this reverse merger transaction.

The accompanying statement of operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 reflect the operations of the combined companies as if the transaction took place on January 1, 2000 and January 1, 1999, respectively. There are no adjustments necessary to the statement of operations to effect this transaction.

    (c)              Exhibits

             2.1     Stock Purchase Agreement and Plan of Reorganization

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 11, 2000

                                     TEL-VOICE COMMUNICATIONS, INC.



                                    By: /s/ Jay Budd
                                        -------------------------------
                                    Name:   Jay Budd
                                    Title:  Chairman and Chief Executive Officer

                                  EXHIBIT INDEX






    Exhibit
    Number                         Description
    -------                        -----------
      2.1            Stock Purchase Agreement and Plan of Reorganization